                      TERMINATION TO SHAREHOLDER AGREEMENT

      This TERMINATION TO SHAREHOLDER AGREEMENT (this "Agreement"), dated as of June 11, 1997, is made and entered into by and among M.G. "Pat" Robertson ("Pat Robertson"), individually and as trustee of the Robertson Charitable Remainder Unitrust, u/t/a/ dated January 22, 1990 (the "PR Charitable Trust"), Timothy B. Robertson ("Tim Robertson"), individually and as trustee of the Timothy and Lisa Robertson Children's Trust, u/t/a/ dated September 18, 1995 (the "TR Family Trust"), The Christian Broadcasting Network, Inc., a Virginia corporation ("CBN"), Liberty IFE, Inc., a Colorado corporation ("LIFE"), and International Family Entertainment, a Delaware corporation (the "Company")

                                    RECITALS

      WHEREAS, the parties have entered into that certain Amended and Restated Shareholder Agreement, dated as of September 1, 1995, which provides, inter alia, for the grant to LIFE of certain rights of first refusal with respect to sales of Class A Common Stock, par value $0.01 per share, of the Company (the "Class A Stock"), the grant to LIFE and CBN of certain go along rights, the grant to LIFE of a put option, the grant to LIFE and CBN of certain registration rights, the covenant by the Company to issue no additional shares of Class A Stock, and the grant to Pat Robertson, Tim Robertson, the PR Charitable Trust, LIFE and CBN of certain preemptive rights (the "Shareholder Agreement");

      WHEREAS, it is intended that Pat Robertson, individually and as trustee of the PR Charitable Trust, and as trustee of the Gordon P. Robertson Irrevocable Trust, u/t/a dated December 18, 1996, the Elizabeth F. Robinson Irrevocable Trust, u/t/a dated December 18, 1996, and the Ann R. Lablanc Irrevocable Trust, u/t/a/ dated December 18, 1996 (the Gordon P. Robertson Irrevocable Trust, the Elizabeth F. Robinson Irrevocable Trust and the Ann R. Lablanc Irrevocable Trust, together, the "Irrevocable Trusts"), Lisa N. Robertson and Tim Robertson, as joint tenants, Tim Robertson, individually, and as trustee of each of the TR Family Trust and the Timothy B. Robertson Charitable Trust, u/t/a/ dated December 30, 1996 (the "TR Charitable Trust"), and as custodian to and for each of Abigail H. Robertson, Laura N. Robertson, Elizabeth C. Robertson, Willis
H. Robertson and Caroline S. Robertson under the Virginia Uniform Transfers to Minors Act (Pat Robertson, the PR Charitable Trust, the Irrevocable Trusts, Lisa
N. Robertson, Tim Robertson, the TR Family Trust and the TR Charitable Trust, collectively, the "Robertsons"), and Fox Kids Worldwide, Inc., a Delaware corporation ("FKWW") enter into that certain Stock Purchase Agreement, pursuant to which FKWW will agree, on the terms and subject to the conditions therein, to purchase from the Robertsons those shares of Class A Stock, in the form of Class B Common Stock, par value $0.01 per share, of the Company (the "Class B Stock") issuable upon the conversion thereof,
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and shares of Class B Stock owned by the Robertsons (as amended from time to time in accordance with its terms, the "Robertson Purchase Agreement");

      WHEREAS, it is intended that CBN and FKWW enter into that certain Stock Purchase Agreement, pursuant to which FKWW will agree, on the terms and subject to the conditions therein, to purchase from CBN those shares of Class B Stock owned by CBN (as amended from time to time in accordance with its terms, the "CBN Purchase Agreement");

      WHEREAS, it is intended that Regent University, a Virginia corporation ("Regent") and FKWW enter into that certain Stock Purchase Agreement, pursuant to which FKWW will agree, on the terms and subject to the conditions therein, to purchase from Regent those shares of Class B Stock owned by Regent (as amended from time to time in accordance with its terms, the "Regent Purchase Agreement");

      WHEREAS, it is intended that FKWW, Liberty Media Corporation, a Delaware corporation, and LIFE enter into that certain Contribution and Exchange Agreement (as amended from time to time in accordance with its terms, the "Contribution Agreement"), pursuant to which LIFE will agree, on the terms and subject to the conditions therein, to contribute its shares of Class C Common Stock, par value $0.01 per share, of the Company and its $23 million principal amount of 6% Convertible Secured Notes due 2004 of the Company (the "Notes"), to FKWW (the "Contribution") in exchange for shares of Series A Preferred Stock of FKWW;

      WHEREAS, in connection with the execution of the Contribution Agreement, LIFE and CBN have executed that certain Waiver, dated as of the date hereof (the "Waiver"), which, subject to its terms and conditions, waives certain rights under the Shareholder Agreement;

      WHEREAS, as a condition to its willingness to enter into the Agreement and Plan of Merger, dated as of the date hereof, by and among FKWW, Fox Kids Merger Corporation, a Delaware corporation and wholly-owned subsidiary of FKWW, and the Company (the "Merger Agreement"), the Robertson Purchase Agreement, the CBN Purchase Agreement, the Regent Purchase Agreement and the Contribution Agreement, FKWW has required that the parties agree to terminate the Shareholder Agreement by entering into this Agreement; and

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration given to each party hereto, the receipt of which is hereby acknowledged, the parties agree as follows.

      1. Termination. Effective upon (but not prior to) the earlier of (i) the closing of the Contribution under the Contribution Agreement and (ii) the Effective Time of the Merger (as defined in the Merger Agreement), each and every provision of the Shareholder Agreement shall be terminated in full and from and after such date the Shareholder Agreement shall be void and of no further force and effect, and the rights and obligations of the parties thereunder shall


                                       2
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terminate. If both the Robertson Purchase Agreement and the Merger Agreement
shall be terminated, this Agreement shall thereupon terminate and be of no effect, unless the termination pursuant to this provision has already become effective.

      2.    Miscellaneous.

            2.1 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Other than as set forth in the immediately succeeding sentence, no party may assign any of its rights, or delegate any of its duties or obligation hereunder, under this Agreement without the prior written consent of the other parties, and any such purported assignment or delegation shall be void ab initio.

            2.2 Dispute Resolution. Any dispute or claim arising hereunder shall be settled by arbitration. Any party may commence arbitration by sending a written notice of arbitration to the other party. The notice will state the dispute with particularity. The arbitration hearing shall be commenced thirty
(30) days following the date of delivery of notice of arbitration by one party to the other, by the American Arbitration Association ("AAA") as arbitrator. The arbitration shall be conducted in Alexandria, Virginia in accordance with the commercial arbitration rules promulgated by AAA, and each party shall retain the right to cross-examine the opposing party's witnesses, either through legal counsel, expert witnesses or both. The decision of the arbitrator shall be final, binding and conclusive on all parties (without any right of appeal therefrom) and shall not be subject to judicial review. As part of his decision, the arbitrator may allocate the cost of arbitration, including fees of attorneys and experts, as he or she deems fair and equitable in light of all relevant circumstances. Judgment on the award rendered by the arbitrator may be entered in any court of competent jurisdiction.

            2.3 Governing Law. This Agreement shall be governed by and construed both as to validity and performance and enforced in accordance with the laws of the Commonwealth of Virginia without giving effect to the choice of law principles thereof.

            2.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            2.5 Headings. The section and subsection headings contained in this Agreement are included for convenience only and form no part of the agreement between the parties.

            2.6 Amendments. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto.


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            2.7 No Third Party Beneficiaries. This Agreement is not intended to benefit, and shall not run to the benefit of or be enforceable by, any other person or entity other than the Parties hereto and their permitted successors and assigns.

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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                    /s/ M.G. Robertson
                                    -----------------------------------
                                    M.G. "Pat" Robertson

                                    THE ROBERTSON CHARITABLE REMAINDER
                                    UNITRUST


                                    /s/ M.G. Robertson
                                    -----------------------------------
                                    By:   M.G. "Pat" Robertson, as Trustee


                                    /s/ Timothy Robertson
                                    -----------------------------------
                                    Timothy B. Robertson


                                    THE TIMOTHY AND LISA ROBERTSON
                                    CHILDREN'S TRUST


                                    /s/ Timothy Robertson
                                    -----------------------------------
                                    By:   Timothy Robertson, as Trustee


                                    THE CHRISTIAN BROADCASTING
                                    NETWORK, INC.


                                    By: /s/ Michael D. Little
                                        -----------------------------------
                                    Its:    President
                                        -----------------------------------

                                    LIBERTY IFE, INC.


                                    By:  /s/ David Koff
                                        -----------------------------------
                                    Its:
                                        -----------------------------------

                       [SIGNATURES CONTINUED ON NEXT PAGE)
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                                    INTERNATIONAL FAMILY
                                    ENTERTAINMENT, INC.


                                    By: /s/ M. G. Robertson
                                        -----------------------------------
                                    Its: Chairman of the Board
                                        -----------------------------------